QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Telewest Global, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

        This annual report on Form 10-K for the period ending December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 22, 2005
/s/ Barry R. Elson Barry R. Elson Acting Chief Executive Officer

QuickLinks

  Exhibit 32.1
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002